Supplement, dated October 5, 2006, to the
                        Prospectuses, dated May 1, 2006,
                                       for
                           Seligman Growth Fund, Inc.
                                  (the "Fund")


Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Management" on page 6 of the Fund's
Prospectuses:

The Fund is managed by Seligman's Growth Team, which is headed by Mr. Erik J. Voss. Mr. Voss, Portfolio Manager of the Fund since joining Seligman in October 2006, is a Senior Vice President, Investment Officer of Seligman. In addition to his responsibilities in respect of the Fund, Mr. Voss is Portfolio Manager of Seligman Capital Fund, Inc., Seligman Capital Portfolio (a portfolio of Seligman Portfolios, Inc.) and one other registered investment company. Prior to joining Seligman, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated, and prior thereto, Strong Capital Management, Inc.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by Portfolio Manager and the Portfolio Manager's ownership of securities of the Fund.

                    Supplement, dated October 5, 2006, to the
             Statement of Additional Information, dated May 1, 2006,
                                       for
                           Seligman Growth Fund, Inc.
                                  (the "Fund")


Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information, dated May 1, 2006 ("SAI").

The biography under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 11 of the SAI relating to Ms. Marion S. Schultheis is hereby deleted in its entirety.

The following information supersedes and replaces the information contained under the caption "Portfolio Manager - Other Accounts Managed By Portfolio Manager" (including the introductory paragraph under the caption "Portfolio Manager") on page 22 of the SAI (the captions have been restated for your convenience):

                                Portfolio Manager

The following table sets forth certain additional information with respect to the portfolio manager of the Fund. Unless noted otherwise, all information is provided as of August 31, 2006.

Other Accounts Managed by Portfolio Manager. The table below identifies, for the portfolio manager, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For purposes of the table below, each series or portfolio of a registered investment company is treated as a separate registered investment company.


 Portfolio Manager          Other Registered        Other Pooled Investment       Other Accounts
                          Investment Companies             Vehicles
------------------       -----------------------    -----------------------       ----------------------
Eric J. Voss             3 Registered Investment     0 Pooled Investment          27 Other Accounts with
                         Companies with              Vehicles.                    approximately $220.2
                         approximately $521.9                                     million in total assets
                         million in total assets                                  under management.
                         under management.


The following  information  supersedes  and replaces the  information  contained
under  the  subcaption  entitled  "Portfolio  Manager  -   Compensation/Material
Conflicts of Interest - Compensation" which begins on page 22 of the SAI.

For 2006, as compensation for his responsibilities, Mr. Voss is entitled to receive a fixed base salary. For 2007, Mr. Voss is entitled to receive (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of the Fund and one other Seligman investment company for which Mr. Voss serves as portfolio manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.

Discretionary bonuses for portfolio managers are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks (as provided in the Fund's prospectuses) for periods noted above as well as other periods; and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Manager - Securities Ownership" on page 24 of the SAI:

Mr. Voss, who joined Seligman on October 5, 2006 as Portfolio Manager of the Fund, did not own shares of the Fund as of such date.